UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 12, 2019
Date of Report (Date of earliest event reported)

TiVo Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2160 Gold Street
San Jose, CA 95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements of Certain Officers

2019 Senior Executive Company Incentive Plan

The Compensation Committee of the Board of Directors of TiVo Corporation (the “Company”) approved the 2019 Senior Executive Company Incentive Plan (the “Plan”) for the Chief Executive Officer and certain executive-level personnel. Certain named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) will participate in the Plan. A copy of the Plan is attached to this report as Exhibit 10.1.

Under the terms of the Plan, employees are provided cash incentive awards based upon the Company’s, the individual employee’s, and, in certain cases, business unit performance. Company performance is based upon the Company achieving a worldwide revenue target and a worldwide adjusted EBITDA target. Individual performance is based upon the evaluation of the individual employee’s performance and contribution for the fiscal year. Business unit performance is based upon a given business unit achieving a revenue target and a non-GAAP contribution margin target. Awards under the Plan will be weighted by Company, individual and business unit performance components. Awards are targeted as a percentage of a participant’s annual salary. The Board set the 2019 bonus targets and weighting for the named executive officers participating in the Plan as follows:

Name and Title	2019 Target (% of Base Salary)	Company Performance	Individual Performance	Business Unit
Raghavendra Rau Interim President and Chief Executive Officer	125%	100%	—%	—%
Peter Halt Chief Financial Officer	70%	75%	25%	—%
Michael Hawkey SVP and General Manager	55%	50%	10%	40%
Arvin Patel EVP and Chief Intellectual Property Officer	70%	50%	10%	40%

Item 9.01    Financial Statements and Exhibits

       The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description
10.1	2019 Senior Executive Company Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TiVo Corporation (Registrant)

Date:	March 15, 2019	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Executive Vice President & General Counsel